Exhibit 99.2

Supplemental Financial Information February 18, 2020

Supplemental Financial Information For the quarter and year ended December 31, 2019 February 18, 2020

Supplemental Financial Information February 18, 2020

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q4 2019 – Q4 2018	10
Consolidated Statements of Operations Q4 and FY 2019/2018	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q4 and FY 2019/2018	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q4 and FY 2019/2018	14
Pro Forma Consolidated Statements of Operations FY 2019, Q4 2019 – Q1 2019, FY 2018	15
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q4 2019	16
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q4 2019	17
Pro Forma Reconcilation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q4 2019 Footnotes	18
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2019	19
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2019	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2019 Footnotes	21
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2018	22
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2018	23
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2018 Footnotes	24
EARNINGS GUIDANCE	25
Earnings Guidance for Q1 and FY 2020	26
Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q1 and FY 2020	28

Supplemental Financial Information February 18, 2020

Supplemental Financial Information February 18, 2020

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 18, 2020

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 18, 2020 has interests in 20 hotels comprised of 10,610 rooms. Sunstone is the premier steward of Long-Term Relevant Real Estate® (“LTRR®”) in the lodging industry. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be LTRR® in the United States, specifically hotels in urban and resort locations that benefit from barriers to entry and diverse economic drivers. The majority of Sunstone’s hotels are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 18, 2020

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, government shutdown, trade conflicts and tariffs between the U.S. and its trading partners, changes in the European Union or global economic slowdown, as well as any type of flu, disease-related pandemic or the adverse effects of climate change, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 18, 2020

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the NAREIT definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 18, 2020

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information February 18, 2020

finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles (prior to the hotel’s sale in October 2019) and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 20 Hotel Comparable Portfolio is comprised of all hotels we owned as of December 31, 2019.  We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information February 18, 2020

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 18, 2020

Condensed Consolidated Balance Sheets
Q4 2019 – Q4 2018

(In thousands)	December 31, 2019 (1)	September 30, 2019 (2)	June 30, 2019 (3)	March 31, 2019 (4)	December 31, 2018 (5)
Assets
Investment in hotel properties:
Land	$601,181	$605,581	$605,581	$605,388	$611,993
Buildings & improvements	2,950,534	2,968,241	2,957,631	2,950,723	2,983,308
Furniture, fixtures, & equipment	506,754	512,333	497,082	492,317	486,441
Other	73,992	68,677	102,125	88,305	117,543
	4,132,461	4,154,832	4,162,419	4,136,733	4,199,285
Less accumulated depreciation & amortization	(1,260,108)	(1,243,980)	(1,225,741)	(1,189,937)	(1,168,287)
	2,872,353	2,910,852	2,936,678	2,946,796	3,030,998

Finance lease right-of-use assets, net (6)	47,652	48,019	54,991	55,359	—
Operating lease right-of-use assets, net (6)	60,629	61,512	62,380	63,235	—
Other noncurrent assets, net	24,608	25,348	27,029	32,878	33,361

Current assets:
Cash and cash equivalents	816,857	730,039	741,503	683,995	809,316
Restricted cash	48,116	46,206	46,199	50,746	53,053
Other current assets, net	48,759	58,380	56,960	57,648	46,105
Assets held for sale, net	—	18,481	—	—	—
Total assets	$3,918,974	$3,898,837	$3,925,740	$3,890,657	$3,972,833

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 18, 2020

Condensed Consolidated Balance Sheets
Q4 2019– Q4 2018 (cont.)

(In thousands)	December 31, 2019 (1)	September 30, 2019 (2)	June 30, 2019 (3)	March 31, 2019 (4)	December 31, 2018 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$82,109	$6,271	$6,167	$6,064	$5,838
Other current liabilities	243,443	114,805	115,024	106,318	226,887
Liabilities of assets held for sale	—	12,446	—	—	—
Total current liabilities	325,552	133,522	121,191	112,382	232,725

Notes payable, less current portion, net	888,954	966,496	968,090	969,657	971,225
Finance lease obligations, less current portion (6)	15,570	15,571	27,120	27,064	27,009
Operating lease obligations, less current portion (6)	49,691	50,905	52,097	53,276	—
Other liabilities	18,136	19,824	19,176	17,991	30,703
Total liabilities	1,297,903	1,186,318	1,187,674	1,180,370	1,261,662

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,249	2,249	2,282	2,286	2,282

Additional paid in capital	2,683,913	2,681,754	2,723,737	2,726,466	2,728,684
Retained earnings	1,318,455	1,274,039	1,243,002	1,199,039	1,182,722
Cumulative dividends and distributions	(1,619,779)	(1,483,907)	(1,469,456)	(1,454,838)	(1,440,202)
Total stockholders' equity	2,574,838	2,664,135	2,689,565	2,662,953	2,663,486
Noncontrolling interest in consolidated joint venture	46,233	48,384	48,501	47,334	47,685
Total equity	2,621,071	2,712,519	2,738,066	2,710,287	2,711,171
Total liabilities and equity	$3,918,974	$3,898,837	$3,925,740	$3,890,657	$3,972,833

(1)	As presented on Form 10-K to be filed in February 2020.
(2)	As presented on Form 10-Q filed on November 5, 2019.
(3)	As presented on Form 10-Q filed on August 5, 2019.
(4)	As presented on Form 10-Q filed on May 8, 2019.
(5)	As presented on Form 10-K filed on February 14, 2019.
(6)

Upon adoption of ASC 842 Leases in January 2019, the Company recorded operating lease right-of-use assets and related operating lease obligations on its balance sheet. In addition, the Company reclassified its capital lease assets from investment in hotel properties to finance lease right-of-use assets and the related capital lease obligations to finance lease obligations.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 18, 2020

Consolidated Statements of Operations
Q4 and FY 2019/2018

	Quarter Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2019	2018	2019	2018
Revenues
Room	$186,557	$191,132	$767,392	$799,369
Food and beverage	66,686	67,199	272,869	284,668
Other operating	19,709	22,521	74,906	75,016
Total revenues	272,952	280,852	1,115,167	1,159,053
Operating expenses
Room	50,283	50,281	202,889	210,204
Food and beverage	46,287	46,187	186,436	193,486
Other operating	4,100	4,681	16,594	17,169
Advertising and promotion	13,371	13,708	54,369	55,523
Repairs and maintenance	10,512	10,627	41,619	43,111
Utilities	6,655	6,791	27,311	29,324
Franchise costs	8,241	8,442	32,265	35,423
Property tax, ground lease and insurance	20,423	18,756	83,265	82,414
Other property-level expenses	32,553	31,414	130,321	132,419
Corporate overhead	7,275	8,191	30,264	30,247
Depreciation and amortization	37,264	36,268	147,748	146,449
Impairment loss	24,713	—	24,713	1,394
Total operating expenses	261,677	235,346	977,794	977,163

Interest and other income	3,060	3,451	16,557	10,500
Interest expense	(10,822)	(16,081)	(54,223)	(47,690)
Gain on sale of assets	42,935	48,174	42,935	116,961
Loss on extinguishment of debt	—	(835)	—	(835)
Income before income taxes	46,448	80,215	142,642	260,826
Income tax (provision) benefit, net	(1,034)	(2,459)	151	(1,767)
Net income	45,414	77,756	142,793	259,059
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(1,425)	(7,060)	(8,614)
Preferred stock dividends	(3,208)	(3,208)	(12,830)	(12,830)
Income attributable to common stockholders	$41,208	$73,123	$122,903	$237,615

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.18	$0.32	$0.54	$1.05

Basic and diluted weighted average common shares outstanding	223,638	227,068	225,681	225,924

Distributions declared per common share	$0.59	$0.54	$0.74	$0.69

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 18, 2020

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q4 and FY 2019/2018

	Quarter Ended December 31,		Year Ended December 31,
(In thousands)	2019	2018	2019	2018
Net income	$45,414	$77,756	$142,793	$259,059
Operations held for investment:
Depreciation and amortization	37,264	36,268	147,748	146,449
Interest expense	10,822	16,081	54,223	47,690
Income tax provision (benefit), net	1,034	2,459	(151)	1,767
Gain on sale of assets	(42,935)	(48,176)	(42,935)	(116,916)
Impairment loss	24,713	—	24,713	1,394
EBITDAre	76,312	84,388	326,391	339,443

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,069	9,313	9,007
Amortization of favorable and unfavorable contracts, net	—	(5)	—	(2)
Amortization of right-of-use assets and liabilities (1)	(259)	(222)	(782)	(1,054)
Finance lease obligation interest - cash ground rent	(407)	(593)	(2,175)	(2,361)
Loss on extinguishment of debt	—	835	—	835
Hurricane-related insurance proceeds, net	—	—	—	(990)
Prior year property tax adjustments, net	(121)	(320)	168	(203)
Prior owner contingency funding	—	—	(900)	—
Property-level restructuring, severance and management transition costs	—	29	—	29
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(1,425)	(7,060)	(8,614)
Depreciation and amortization	(803)	(641)	(2,875)	(2,556)
Interest expense	(476)	(545)	(2,126)	(1,982)
Amortization of right-of-use asset and liability (1)	73	73	290	290
Adjustments to EBITDAre, net	(846)	(745)	(6,147)	(7,601)
Adjusted EBITDAre, excluding noncontrolling interest	$75,466	$83,643	$320,244	$331,842

(1)

Amounts originally reported for the quarter and year ended December 31, 2018 for amortization of lease intangibles and noncash ground rent have been reclassified to amortization of right-of-use assets and liabilities to conform to the current year's reporting.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 18, 2020

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 and FY  2019/2018

	Quarter Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2019	2018	2019	2018
Net income	$45,414	$77,756	$142,793	$259,059
Preferred stock dividends	(3,208)	(3,208)	(12,830)	(12,830)
Operations held for investment:
Real estate depreciation and amortization (1)	36,639	35,651	145,260	144,358
Gain on sale of assets	(42,935)	(48,176)	(42,935)	(116,916)
Impairment loss	24,713	—	24,713	1,394
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(1,425)	(7,060)	(8,614)
Real estate depreciation and amortization	(803)	(641)	(2,875)	(2,556)
FFO attributable to common stockholders	58,822	59,957	247,066	263,895

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	—	(5)	—	(2)
Real estate amortization of right-of-use assets and liabilities (1)	147	147	590	415
Noncash interest on derivatives and finance lease obligations, net	(857)	3,805	6,051	(1,190)
Loss on extinguishment of debt	—	835	—	835
Hurricane-related insurance proceeds, net	—	—	—	(990)
Prior year property tax adjustments, net	(121)	(320)	168	(203)
Prior owner contingency funding	—	—	(900)	—
Property-level restructuring, severance and management transition costs	—	29	—	29
Noncash income tax provision, net	934	2,232	688	1,132
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability (1)	73	73	290	290
Noncash interest on derivative, net	—	—	—	(1)
Adjustments to FFO attributable to common stockholders, net	176	6,796	6,887	315
Adjusted FFO attributable to common stockholders	$58,998	$66,753	$253,953	$264,210
FFO attributable to common stockholders per diluted share	$0.26	$0.26	$1.09	$1.17
Adjusted FFO attributable to common stockholders per diluted share	$0.26	$0.29	$1.12	$1.17

Basic weighted average shares outstanding	223,638	227,068	225,681	225,924
Shares associated with unvested restricted stock awards	448	474	276	377
Diluted weighted average shares outstanding	224,086	227,542	225,957	226,301

(1)

Amounts originally reported for the quarter and year ended December 31, 2018 for real estate depreciation and amortization related to finance leases, amortization of lease intangibles and noncash ground rent have been reclassified to real estate amortization of right-of-use assets and liabilities to conform to the current year's reporting.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 18, 2020

Pro Forma Consolidated Statements of Operations
FY 2019, Q4 2019 – Q1 2019, FY 2018

	Year Ended (1)	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019	2018
Revenues
Room	$758,738	$185,920	$197,439	$206,063	$169,316	$743,538
Food and beverage	271,952	66,627	61,110	75,386	68,829	265,043
Other operating	74,055	19,642	19,753	18,195	16,465	70,845
Total revenues	1,104,745	272,189	278,302	299,644	254,610	1,079,426

Operating Expenses
Room	200,951	50,117	51,896	51,273	47,665	195,622
Food and beverage	185,728	46,226	44,720	48,182	46,600	179,659
Other expenses	381,727	95,535	95,649	97,193	93,350	362,592
Corporate overhead	30,264	7,275	7,395	8,078	7,516	30,247
Depreciation and amortization	146,988	37,264	37,319	36,271	36,134	139,659
Impairment loss	24,713	24,713	—	—	—	—
Total operating expenses	970,371	261,130	236,979	240,997	231,265	907,779

Interest and other income	16,557	3,060	3,762	4,811	4,924	10,500
Interest expense	(53,268)	(10,752)	(12,963)	(15,521)	(14,032)	(46,529)
Loss on extinguishment of debt	—	—	—	—	—	(835)
Income before income taxes	97,663	3,367	32,122	47,937	14,237	134,783
Income tax benefit (provision), net	151	(1,034)	749	(2,676)	3,112	(1,767)
Net Income	$97,814	$2,333	$32,871	$45,261	$17,349	$133,016

Adjusted EBITDAre, excluding noncontrolling interest (2)	$317,257	$75,305	$80,177	$98,156	$63,619	$314,535

(1)

Includes the Company's ownership results for the 20 Hotel Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles due to its sale in October 2019, along with the Marriott Tysons Corner due to its sale in December 2018, the Hilton North Houston and Marriott Houston (the “two Houston hotels”) due to their sales in October 2018, the Hyatt Regency Newport Beach due to its sale in July 2018, and the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018.

(2)

Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the quarter and year ended December 31, 2019 and for the year ended December 31, 2018 can be found on pages  16,  19 and 22, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q4 2019

	Quarter Ended December 31, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$45,414	$(43,081)	$—	$2,333
Operations held for investment:
Depreciation and amortization	37,264	—	—	37,264
Interest expense	10,822	(70)	—	10,752
Income tax provision, net	1,034	—	—	1,034
Gain on sale of assets	(42,935)	42,935	—	—
Impairment loss	24,713	—	—	24,713
EBITDAre	76,312	(216)	—	76,096

Operations held for investment:
Amortization of deferred stock compensation	2,145	—	—	2,145
Amortization of right-of-use assets and liabilities	(259)	—	—	(259)
Finance lease obligation interest - cash ground rent	(407)	55	—	(352)
Prior year property tax adjustments, net	(121)	—	—	(121)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	—	—	(998)
Depreciation and amortization	(803)	—	—	(803)
Interest expense	(476)	—	—	(476)
Amortization of right-of-use asset and liability	73	—	—	73
Adjustments to EBITDAre, net	(846)	55	—	(791)

Adjusted EBITDAre, excluding noncontrolling interest	$75,466	$(161)	$—	$75,305

*Footnotes on Page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019

	Quarter Ended December 31, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$45,414	$(43,081)	$—	$2,333
Preferred stock dividends	(3,208)	—	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	36,639	—	—	36,639
Gain on sale of assets	(42,935)	42,935	—	—
Impairment loss	24,713	—	—	24,713
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	—	—	(998)
Real estate depreciation and amortization	(803)	—	—	(803)
FFO attributable to common stockholders	58,822	(146)	—	58,676

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	147	—	—	147
Noncash interest on derivatives and finance lease obligations, net	(857)	(15)	—	(872)
Prior year property tax adjustments, net	(121)	—	—	(121)
Noncash income tax provision	934	—	—	934
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	—	—	73
Adjustments to FFO attributable to common stockholders, net	176	(15)	—	161

Adjusted FFO attributable to common stockholders	$58,998	$(161)	$—	$58,837

FFO attributable to common stockholders per diluted share	$0.26			$0.26

Adjusted FFO attributable to common stockholders per diluted share	$0.26			$0.26

Basic weighted average shares outstanding	223,638		(1)	223,637
Shares associated with unvested restricted stock awards	448		—	448
Diluted weighted average shares outstanding	224,086		(1)	224,085

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to EBITDAre,  Adjusted EBITDAre,  Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 Footnotes

(1)

Actual represents the Company's ownership results for all 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.

(2)	Disposition: Courtyard by Marriott Los Angeles represents the Company's ownership results for the hotel, sold in October 2019.
(3)	Repurchase: Common Stock represents the 6,627 shares repurchased in connection with the Company's stock repurchase program in the fourth quarter of 2019.
(4)	Pro Forma represents the Company's ownership results for the 20 Hotel Comparable Portfolio, as well as the common stock repurchase in the fourth quarter of 2019.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY  2019

	Year Ended December 31, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$142,793	$(44,979)	$—	$97,814
Operations held for investment:
Depreciation and amortization	147,748	(760)	—	146,988
Interest expense	54,223	(955)	—	53,268
Income tax benefit, net	(151)	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—
Impairment loss	24,713	—	—	24,713
EBITDAre	326,391	(3,759)	—	322,632

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	(782)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	(1,403)
Prior year property tax adjustments, net	168	—	—	168
Prior owner contingency funding	(900)	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	(2,875)
Interest expense	(2,126)	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	(5,375)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$—	$317,257

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$142,793	$(44,979)	$—	$97,814
Preferred stock dividends	(12,830)	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	—	144,500
Gain on sale of assets	(42,935)	42,935	—	—
Impairment loss	24,713	—	—	24,713
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	—	244,262

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	590
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	5,868
Prior year property tax adjustments, net	168	—	—	168
Prior owner contingency funding	(900)	—	—	(900)
Noncash income tax provision, net	688	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	6,704

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$—	$250,966

FFO attributable to common stockholders per diluted share	$1.09			$1.09

Adjusted FFO attributable to common stockholders per diluted share	$1.12			$1.12

Basic weighted average shares outstanding	225,681		(2,098)	223,583
Shares associated with unvested restricted stock awards	276		—	276
Diluted weighted average shares outstanding	225,957		(2,098)	223,859

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to EBITDAre,  Adjusted EBITDAre,  Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)

Actual represents the Company's ownership results for all 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.

(2)	Disposition: Courtyard by Marriott Los Angeles represents the Company's ownership results for the hotel, sold in October 2019.
(3)	Repurchase: Common Stock represents the 3,783,936 shares repurchased in connection with the Company's stock repurchase program in the second, third and fourth quarters of 2019.
(4)	Pro Forma represents the Company's ownership results for the 20 Hotel Comparable Portfolio, as well as the common stock repurchases in the second, third and fourth quarters of 2019.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2018

	Year Ended December 31, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance & Repurchase:
		Marriott Philadelphia	Hyatt Regency		Marriott	Courtyard by
(In thousands)	Actual (1)	& Marriott Quincy (2)	Newport Beach (3)	Houston Hotels (4)	Tysons Corner (5)	Marriott Los Angeles (6)	Space Rights & Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$259,059	$(14,716)	$(56,447)	$332	$(53,446)	$(2,480)	$714	$—	$133,016
Operations held for investment:
Depreciation and amortization	146,449	—	(1,773)	(1,522)	(2,442)	(1,053)	—	—	139,659
Interest expense	47,690	—	—	—	—	(1,161)	—	—	46,529
Income tax provision, net	1,767	—	—	—	—	—	—	—	1,767
Gain on sale of assets, net	(116,916)	15,659	53,128	336	47,838	—	—	—	45
Impairment loss	1,394	—	—	(1,394)	—	—	—	—	—
EBITDAre	339,443	943	(5,092)	(2,248)	(8,050)	(4,694)	714	—	321,016

Operations held for investment:
Amortization of deferred stock compensation	9,007	—	—	—	—	—	—	—	9,007
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	—	—	—	—	(2)
Amortization of right-of-use assets and liabilities	(1,054)	—	—	—	—	—	163	—	(891)
Finance lease obligation interest - cash ground rent	(2,361)	—	—	—	—	956	—	—	(1,405)
Loss on extinguishment of debt	835	—	—	—	—	—	—	—	835
Hurricane-related insurance proceeds, net	(990)	—	—	(4)	—	—	—	—	(994)
Prior year property tax adjustments, net	(203)	—	5	—	—	—	—	—	(198)
Property-level restructuring, severance and management transition costs	29	—	—	—	—	—	—	—	29
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(8,614)	—	—	—	—	—	—	—	(8,614)
Depreciation and amortization	(2,556)	—	—	—	—	—	—	—	(2,556)
Interest expense	(1,982)	—	—	—	—	—	—	—	(1,982)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	—	—	290
Adjustments to EBITDAre, net	(7,601)	—	5	(4)	—	956	163	—	(6,481)

Adjusted EBITDAre, excluding noncontrolling interest	$331,842	$943	$(5,087)	$(2,252)	$(8,050)	$(3,738)	$877	$—	$314,535

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2018

	Year Ended December 31, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance & Repurchase:
		Marriott Philadelphia	Hyatt Regency		Marriott	Courtyard by
(In thousands, except per share amounts)	Actual (1)	& Marriott Quincy (2)	Newport Beach (3)	Houston Hotels (4)	Tysons Corner (5)	Marriott Los Angeles (6)	Space Rights & Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$259,059	$(14,716)	$(56,447)	$332	$(53,446)	$(2,480)	$714	$—	$133,016
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	144,358	—	(1,773)	(1,522)	(2,442)	(1,053)	—	—	137,568
Gain on sale of assets, net	(116,916)	15,659	53,128	336	47,838	—	—	—	45
Impairment loss	1,394	—	—	(1,394)	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(8,614)	—	—	—	—	—	—	—	(8,614)
Real estate depreciation and amortization	(2,556)	—	—	—	—	—	—	—	(2,556)
FFO attributable to common stockholders	263,895	943	(5,092)	(2,248)	(8,050)	(3,533)	714	—	246,629

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	—	—	—	—	(2)
Real estate amortization of right-of-use assets and liabilities	415	—	—	—	—	—	163	—	578
Noncash interest on derivatives and finance lease obligations, net	(1,190)	—	—	—	—	(205)	—	—	(1,395)
Loss on extinguishment of debt	835	—	—	—	—	—	—	—	835
Hurricane-related insurance proceeds, net	(990)	—	—	(4)	—	—	—	—	(994)
Prior year property tax adjustments, net	(203)	—	5	—	—	—	—	—	(198)
Property-level restructuring, severance and management transition costs	29	—	—	—	—	—	—	—	29
Noncash income tax provision, net	1,132	—	—	—	—	—	—	—	1,132
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	—	—	290
Noncash interest on derivative, net	(1)	—	—	—	—	—	—	—	(1)
Adjustments to FFO attributable to common stockholders, net	315	—	5	(4)	—	(205)	163	—	274

Adjusted FFO attributable to common stockholders	$264,210	$943	$(5,087)	$(2,252)	$(8,050)	$(3,738)	$877	$—	$246,903

FFO attributable to common stockholders per diluted share	$1.17								$1.10

Adjusted FFO attributable to common stockholders per diluted share	$1.17								$1.10

Basic weighted average shares outstanding	225,924							(2,692)	223,232
Shares associated with unvested restricted stock awards	377							—	377
Diluted weighted average shares outstanding	226,301							(2,692)	223,609

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information February 18, 2020

Pro Forma Reconciliation of Net Income to EBITDAre,  Adjusted EBITDAre,  Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 21 hotels owned by the Company as of December 31, 2018, as well as results prior to their dispositions for the Marriott Philadelphia and Marriott Quincy in January 2018, the Hyatt Regency Newport Beach in July 2018, the two Houston hotels in October 2018 and the Marriott Tysons Corner in December 2018. In addition, amounts originally reported in 2018 for amortization of lease intangibles, noncash ground rent and real estate depreciation and amortization related to finance leases have been reclassified to amortization of right-of-use assets and liabilities and real estate amortization of right-of-use assets and liabilities to conform to 2019 reporting.

(2)	Disposition: Marriott Philadelphia & Marriott Quincy represents the Company's ownership results for the hotels, sold in January 2018.
(3)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(4)	Disposition: Houston Hotels represents the Company's ownership results for the Hilton North Houston & Marriott Houston, sold in October 2018.
(5)	Disposition: Marriott Tysons Corner represents the Company's ownership results for the hotel, sold in December 2018.
(6)	Disposition: Courtyard by Marriott Los Angeles represents the Company's ownership results for the hotel, sold in October 2019.
(7)

Acquisition: Space Rights & Land represents the reduction in lease space rental expense and ground lease expense payable to third parties due to the Company's acquisition of the exclusive perpetual rights to certain space at the Renaissance Washington DC in May 2018 and the land underlying the JW Marriott New Orleans in July 2018, respectively.

(8)

Issuance & Repurchase: Common Stock represents the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2018 and the 3,783,936 shares repurchased in connection with the Company's stock repurchase program in the second, third and fourth quarters of 2019.

(9)

Pro Forma represents the Company's ownership results for the 20 Hotel Comparable Portfolio, as well as the common stock issuances in 2018, the common stock repurchases in 2019 and the reduction of rental expense due to the acquisitions of previously leased space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information February 18, 2020

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information February 18, 2020

Earnings Guidance for Q1 and FY 2020

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, legal settlements, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, stock repurchases or unannounced financings during 2020. The Company’s 2020 guidance does not include any additional impact from the coronavirus, or any other viral or pandemic incidents, that could have a material impact on travel demand and a negative impact on profitability other than what has already been identified to date. As of the date hereof, the total known revenue loss from cancelations related to the coronavirus is less than $1.0 million and is isolated primarily to the first quarter of 2020.

For the first quarter of 2020, the Company expects:

Metric ($ in millions, except per share data)	Quarter Ended March 31, 2020 Guidance (1)
Net Income	$7 to $11
20 Hotel Comparable Portfolio RevPAR Growth	- 0.5% to + 1.5%
Adjusted EBITDAre, excluding noncontrolling interest	$54 to $58
Adjusted FFO Attributable to Common Stockholders	$37 to $41
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.16 to $0.18
Diluted Weighted Average Shares Outstanding	223,900,000

For the full year of 2020, the Company expects:

Metric ($ in millions, except per share data)	Full Year 2020 Guidance (1)
Net Income	$94 to $119
20 Hotel Comparable Portfolio RevPAR Growth	- 1.5% to + 1.5%
Adjusted EBITDAre, excluding noncontrolling interest	$280 to $305
Adjusted FFO Attributable to Common Stockholders	$212 to $236
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.95 to $1.05
Diluted Weighted Average Shares Outstanding	224,100,000

(1)	See page 28 for detailed reconciliations of Net Income to non-GAAP financial measures.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information February 18, 2020

Earnings Guidance for Q1 and FY 2020 (cont.)

First quarter and full year 2020 guidance are based in part on the following assumptions:

•

Full year total revenue displacement of approximately $2 million and full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $1 million related to 2020 major capital investment projects.

•

Full year 20 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline between 150 basis points and 175 basis points. Full year 20 Hotel Comparable Portfolio Adjusted EBITDAre Margins are negatively impacted by 40 basis points due to a property tax increase and a disputed ground rent increase at the Hilton Times Square.

•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $22 million to $23 million.
•	Full year amortization of deferred stock compensation expense of approximately $10 million.
•

Full year interest expense of approximately $47 million, including approximately $3 million in amortization of deferred financing costs and approximately $1 million of finance lease obligation interest.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information February 18, 2020

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q1 and FY 2020

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	March 31, 2020		December 31, 2020
(In thousands, except per share data)	Low	High	Low	High

Net income	$6,900	$11,300	$93,500	$118,800
Depreciation and amortization	36,000	35,800	143,900	143,700
Interest expense	12,300	12,200	47,300	47,200
Income tax provision, net	200	200	900	1,000
Amortization of deferred stock compensation	2,200	2,200	9,700	9,700
Amortization of right-of-use assets and liabilities	(300)	(300)	(1,100)	(1,100)
Finance lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Noncontrolling interest	(2,900)	(3,000)	(12,800)	(12,900)
Adjusted EBITDAre, excluding noncontrolling interest	$54,000	$58,000	$280,000	$305,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$6,900	$11,300	$93,500	$118,800
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	35,400	35,200	141,400	141,000
Real estate amortization of right-of-use assets and liabilities	200	200	600	600
Noncontrolling interest	(2,500)	(2,800)	(10,900)	(11,200)
Adjusted FFO attributable to common stockholders	$36,800	$40,700	$211,800	$236,400

Adjusted FFO attributable to common stockholders per diluted share	$0.16	$0.18	$0.95	$1.05

Diluted weighted average shares outstanding	223,900	223,900	224,100	224,100

EARNINGS GUIDANCE	Page 28

Supplemental Financial Information February 18, 2020

CAPITALIZATION

CAPITALIZATION	Page 29

Supplemental Financial Information February 18, 2020

Comparative Capitalization
Q4 2019 – Q4 2018

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2018

Common Share Price & Dividends
At the end of the quarter	$13.92	$13.74	$13.71	$14.40	$13.01
High during quarter ended0000	$14.41	$13.92	$14.94	$15.44	$16.13
Low during quarter ended	$13.25	$12.85	$13.19	$12.86	$12.91
Common dividends per share	$0.59	$0.05	$0.05	$0.05	$0.54

Common Shares & Units
Common shares outstanding	224,855	224,862	228,207	228,587	228,246
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	224,855	224,862	228,207	228,587	228,246

Capitalization
Market value of common equity	$3,129,986	$3,089,604	$3,128,716	$3,291,659	$2,969,484
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	974,863	977,058	979,040	980,996	982,828
Consolidated total capitalization	4,294,849	4,256,662	4,297,756	4,462,655	4,142,312

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$4,239,849	$4,201,662	$4,242,756	$4,407,655	$4,087,312

Consolidated debt to consolidated total capitalization	22.7%	23.0%	22.8%	22.0%	23.7%
Pro rata debt to pro rata total capitalization	21.7%	21.9%	21.8%	21.0%	22.7%
Consolidated debt and preferred equity to consolidated total capitalization	27.1%	27.4%	27.2%	26.2%	28.3%
Pro rata debt and preferred equity to pro rata total capitalization	26.2%	26.5%	26.3%	25.3%	27.3%

CAPITALIZATION	Page 30

Supplemental Financial Information February 18, 2020

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2019	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$77,686	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	111,079	106,855
Term Loan Facility	Unsecured	2.94%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	81,885	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	59,213	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				754,863	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.40% - 2.25%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$974,863	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.4%
% Floating Rate Debt				22.6%
Average Interest Rate (2)				4.06%
Weighted Average Maturity of Debt (1)				4.1 years

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 3.4 years to 4.1 years.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at December 31, 2019, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 31

Supplemental Financial Information February 18, 2020

Consolidated Amortization and Debt Maturity Schedule

As of December 31, 2019

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2019 consolidated total capitalization as presented on page 30.

CAPITALIZATION	Page 32

Supplemental Financial Information February 18, 2020

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information February 18, 2020

Hotel Information as of February 18, 2020

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	11.22%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	9.99%	100%	Fee Simple		2013
3	Hyatt Regency San Francisco	California	Hyatt	821	7.74%	100%	Fee Simple		2013
4	Renaissance Washington DC	Washington DC	Marriott	807	7.61%	100%	Fee Simple		2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	7.36%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.86%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	5.16%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.73%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.72%	100%	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478	4.51%	100%	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.95%	100%	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.91%	100%	Fee Simple		2007
13	Renaissance Long Beach	California	Marriott	374	3.52%	100%	Fee Simple		2005
14	Embassy Suites Chicago	Illinois	Hilton	368	3.47%	100%	Fee Simple		2002
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.40%	100%	Fee Simple		2012
16	Renaissance Westchester	New York	Marriott	348	3.28%	100%	Fee Simple		2010
17	Embassy Suites La Jolla	California	Hilton	340	3.20%	100%	Fee Simple		2006
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.38%	100%	Fee Simple		2013
19	Marriott Portland	Oregon	Marriott	249	2.35%	100%	Fee Simple		2000
20	Oceans Edge Resort & Marina	Florida	Independent	175	1.65%	100%	Fee Simple		2017

	Total 20 Hotel Comparable Portfolio			10,610	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information February 18, 2020

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information February 18, 2020

Property-Level Operating Statistics

Q4 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Quarter Ended December 31,			For the Quarter Ended December 31,			For the Quarter Ended December 31,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront	$217.65	$234.61	-7.2%	82.4%	82.7%	-0.4%	$179.34	$194.02	-7.6%
2	Boston Park Plaza	$200.21	$216.27	-7.4%	88.1%	88.0%	0.1%	$176.39	$190.32	-7.3%
3	Hyatt Regency San Francisco	$319.68	$313.57	1.9%	88.2%	84.9%	3.9%	$281.96	$266.22	5.9%
4	Renaissance Washington DC	$238.17	$238.26	0.0%	73.4%	70.4%	4.3%	$174.82	$167.74	4.2%
5	Renaissance Orlando at SeaWorld ®	$174.42	$155.38	12.3%	81.2%	74.7%	8.7%	$141.63	$116.07	22.0%
6	Renaissance Harborplace	$157.41	$161.75	-2.7%	65.9%	59.7%	10.4%	$103.73	$96.56	7.4%
7	Wailea Beach Resort	$505.64	$435.08	16.2%	89.8%	85.1%	5.5%	$454.06	$370.25	22.6%
8	Renaissance Los Angeles Airport	$139.09	$140.25	-0.8%	89.7%	91.6%	-2.1%	$124.76	$128.47	-2.9%
9	JW Marriott New Orleans	$208.88	$200.67	4.1%	82.6%	85.9%	-3.8%	$172.53	$172.38	0.1%
10	Hilton Times Square	$318.59	$349.94	-9.0%	98.9%	99.4%	-0.5%	$315.09	$347.84	-9.4%
11	Hyatt Centric Magnificent Mile	$188.69	$198.23	-4.8%	85.0%	80.7%	5.3%	$160.39	$159.97	0.3%
12	Marriott Boston Long Wharf	$314.91	$322.30	-2.3%	84.4%	83.5%	1.1%	$265.78	$269.12	-1.2%
13	Renaissance Long Beach	$179.29	$177.41	1.1%	77.8%	80.6%	-3.5%	$139.49	$142.99	-2.5%
14	Embassy Suites Chicago	$183.68	$190.86	-3.8%	93.7%	88.5%	5.9%	$172.11	$168.91	1.9%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$166.74	$169.88	-1.8%	87.6%	84.3%	3.9%	$146.06	$143.21	2.0%
16	Renaissance Westchester	$156.60	$158.20	-1.0%	70.1%	74.8%	-6.3%	$109.78	$118.33	-7.2%
17	Embassy Suites La Jolla	$183.93	$189.71	-3.0%	79.7%	86.9%	-8.3%	$146.59	$164.86	-11.1%
18	Hilton New Orleans St. Charles	$172.91	$173.87	-0.6%	67.8%	76.1%	-10.9%	$117.23	$132.32	-11.4%
19	Marriott Portland	$170.52	$169.26	0.7%	65.1%	82.0%	-20.6%	$111.01	$138.79	-20.0%
20	Oceans Edge Resort & Marina	$233.25	$221.23	5.4%	84.4%	93.5%	-9.7%	$196.86	$206.85	-4.8%

	20 Hotel Comparable Portfolio (1)	$230.83	$230.28	0.2%	82.5%	82.0%	0.6%	$190.43	$188.83	0.8%

(1)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information February 18, 2020

Property-Level Operating Statistics

FY 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront (1)	$247.20	$247.06	0.1%	81.4%	86.1%	-5.5%	$201.22	$212.72	-5.4%
2	Boston Park Plaza	$213.07	$216.42	-1.5%	90.6%	88.1%	2.8%	$193.04	$190.67	1.2%
3	Hyatt Regency San Francisco (1)	$322.08	$310.17	3.8%	89.0%	88.3%	0.8%	$286.65	$273.88	4.7%
4	Renaissance Washington DC	$232.64	$231.60	0.4%	78.1%	77.4%	0.9%	$181.69	$179.26	1.4%
5	Renaissance Orlando at SeaWorld ®	$168.18	$161.01	4.5%	78.9%	78.1%	1.0%	$132.69	$125.75	5.5%
6	Renaissance Harborplace (1)	$164.19	$164.28	-0.1%	64.0%	68.9%	-7.1%	$105.08	$113.19	-7.2%
7	Wailea Beach Resort	$478.47	$415.11	15.3%	91.2%	89.1%	2.4%	$436.36	$369.86	18.0%
8	Renaissance Los Angeles Airport (1)	$146.93	$150.50	-2.4%	90.6%	88.8%	2.0%	$133.12	$133.64	-0.4%
9	JW Marriott New Orleans (1)	$206.47	$200.47	3.0%	83.9%	74.3%	12.9%	$173.23	$148.95	16.3%
10	Hilton Times Square	$277.47	$293.39	-5.4%	99.1%	99.3%	-0.2%	$274.97	$291.34	-5.6%
11	Hyatt Chicago Magnificent Mile	$192.11	$200.38	-4.1%	83.1%	83.7%	-0.7%	$159.64	$167.72	-4.8%
12	Marriott Boston Long Wharf (1)	$332.29	$335.93	-1.1%	86.7%	74.0%	17.2%	$288.10	$248.59	15.9%
13	Renaissance Long Beach	$189.85	$184.33	3.0%	81.6%	83.1%	-1.8%	$154.92	$153.18	1.1%
14	Embassy Suites Chicago	$189.98	$203.02	-6.4%	90.0%	89.3%	0.8%	$170.98	$181.30	-5.7%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$170.37	$180.68	-5.7%	84.2%	86.2%	-2.3%	$143.45	$155.75	-7.9%
16	Renaissance Westchester	$157.08	$157.43	-0.2%	71.1%	74.9%	-5.1%	$111.68	$117.92	-5.3%
17	Embassy Suites La Jolla	$200.89	$199.85	0.5%	86.6%	88.8%	-2.5%	$173.97	$177.47	-2.0%
18	Hilton New Orleans St. Charles	$169.29	$169.98	-0.4%	74.3%	78.8%	-5.7%	$125.78	$133.94	-6.1%
19	Marriott Portland	$186.05	$184.26	1.0%	80.1%	83.9%	-4.5%	$149.03	$154.59	-3.6%
20	Oceans Edge Resort & Marina (1)	$242.04	$233.78	3.5%	88.7%	93.4%	-5.0%	$214.69	$218.35	-1.7%

	20 Hotel Comparable Portfolio (2)	$234.26	$230.13	1.8%	83.7%	83.6%	0.1%	$196.08	$192.39	1.9%

(1)

Operating statistics for 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. Operating statistics for 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(2)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information February 18, 2020

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information February 18, 2020

Operating Statistics by Brand
Q4 and FY 2019/2018

		For the Quarter Ended December 31,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	10	78.5%	$233.22	$183.08	77.6%	$220.60	$171.19	6.9%
Hilton (2)	6	85.5%	$218.87	$187.13	86.2%	$233.04	$200.88	-6.8%
Hyatt	2	87.2%	$276.40	$241.02	83.5%	$275.38	$229.94	4.8%
Other (3)	2	87.6%	$204.72	$179.33	88.7%	$217.01	$192.49	-6.8%

20 Hotel Comparable Portfolio (4)	20	82.5%	$230.83	$190.43	82.0%	$230.28	$188.83	0.8%

		For the Year Ended December 31,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	10	80.3%	$232.76	$186.91	78.8%	$221.20	$174.31	7.2%
Hilton (2)	6	85.6%	$225.25	$192.81	88.3%	$230.88	$203.87	-5.4%
Hyatt (5)	2	87.0%	$279.66	$243.30	86.7%	$273.88	$237.45	2.5%
Other (3)	2	90.3%	$217.10	$196.04	88.8%	$219.01	$194.48	0.8%

20 Hotel Comparable Portfolio (4)	20	83.7%	$234.26	$196.08	83.6%	$230.13	$192.39	1.9%

(1)

Marriott excludes the Courtyard by the Marriott Los Angeles, sold in October 2019, the Marriott Tysons Corner, sold in December 2018 and the Marriott Houston, sold in October 2018. For the year ended December 31, 2018, Marriott also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(2)	Hilton excludes the Hilton North Houston, sold in October 2018.
(3)	Other includes the Boston Park Plaza and the Oceans Edge Resort & Marina.
(4)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.
(5)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information February 18, 2020

20 Hotel Comparable Portfolio Property-Level FY 2019 Adjusted EBITDAre Contribution by Brand

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information February 18, 2020

Operating Statistics by Region
Q4 and FY 2019/2018

		For the Quarter Ended December 31,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	5	84.2%	$224.26	$188.83	84.9%	$227.27	$192.95	-2.1%
Other West (2)	2	82.1%	$422.53	$346.90	84.2%	$354.09	$298.14	16.4%
Midwest	3	88.6%	$180.17	$159.63	84.3%	$186.84	$157.51	1.3%
East (3)	10	80.3%	$218.03	$175.08	79.5%	$222.71	$177.05	-1.1%

20 Hotel Comparable Portfolio (4)	20	82.5%	$230.83	$190.43	82.0%	$230.28	$188.83	0.8%

		For the Year Ended December 31,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	5	85.3%	$238.83	$203.72	87.0%	$235.62	$204.99	-0.6%
Other West (2)	2	87.7%	$394.94	$346.36	87.4%	$345.86	$302.28	14.6%
Midwest	3	85.6%	$184.67	$158.08	86.3%	$195.06	$168.34	-6.1%
East (3)	10	81.8%	$217.18	$177.65	80.4%	$216.14	$173.78	2.2%

20 Hotel Comparable Portfolio (4)	20	83.7%	$234.26	$196.08	83.6%	$230.13	$192.39	1.9%

(1)	California excludes the Courtyard by Marriott Los Angeles, sold in October 2019. For the year ended December 31, 2018, California also excludes the Hyatt Regency Newport Beach, sold in July 2018.
(2)	Other West excludes the two Houston hotels, sold in October 2018.
(3)

East excludes the Marriott Tysons Corner, sold in December 2018. For the year ended December  31, 2018, East also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(4)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 41

Supplemental Financial Information February 18, 2020

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre
Q4 and FY 2019/2018

	Hotels sorted by number of rooms	For the Quarter Ended December 31,			For the Year Ended December 31,
	(In thousands)	2019	2018		2019	2018
		Hotel Adjusted EBITDAre (1) (2)	Hotel Adjusted EBITDAre (1) (2)	% Change	Hotel Adjusted EBITDAre (1) (2)	Hotel Adjusted EBITDAre (1) (2)	% Change
1	Hilton San Diego Bayfront (3) (4)	$8,787	$10,135	-13%	$46,996	$51,417	-9%
2	Boston Park Plaza	7,474	9,408	-21%	32,803	31,373	5%
3	Hyatt Regency San Francisco (4)	8,363	7,586	10%	32,647	31,313	4%
4	Renaissance Washington DC	5,976	5,328	12%	24,267	24,104	1%
5	Renaissance Orlando at SeaWorld ®	7,463	5,995	24%	28,858	27,169	6%
6	Renaissance Harborplace (4)	2,585	2,405	7%	9,925	10,818	-8%
7	Wailea Beach Resort	12,424	10,056	24%	49,440	41,912	18%
8	Renaissance Los Angeles Airport (4)	1,846	2,048	-10%	7,527	7,935	-5%
9	JW Marriott New Orleans (4)	4,482	4,576	-2%	17,465	13,182	32%
10	Hilton Times Square	3,906	4,507	-13%	7,911	10,685	-26%
11	Hyatt Centric Chicago Magnificent Mile	973	1,021	-5%	5,089	6,282	-19%
12	Marriott Boston Long Wharf (4)	5,455	5,785	-6%	23,225	18,563	25%
13	Renaissance Long Beach	1,747	2,107	-17%	8,973	9,162	-2%
14	Embassy Suites Chicago	1,923	1,821	6%	7,627	8,958	-15%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,418	1,356	5%	5,596	6,742	-17%
16	Renaissance Westchester	329	782	-58%	1,253	2,695	-54%
17	Embassy Suites La Jolla	1,925	2,417	-20%	10,152	10,824	-6%
18	Hilton New Orleans St. Charles	729	1,156	-37%	3,463	4,878	-29%
19	Marriott Portland	762	1,381	-45%	5,871	6,727	-13%
20	Oceans Edge Resort & Marina (4)	1,435	1,264	14%	6,576	6,815	-4%

	20 Hotel Comparable Portfolio (5)	80,002	81,134	-1%	335,664	331,554	1%

	Add: Sold Hotels (6)
	Marriott Philadelphia	—	—	—	—	(352)	100%
	Marriott Quincy	—	—	—	—	(591)	100%
	Hyatt Regency Newport Beach	—	—	—	—	5,087	-100%
	Hilton North Houston	—	(82)	100%	—	1,063	-100%
	Marriott Houston	—	68	-100%	—	1,164	-100%
	Marriott Tysons Corner	—	1,989	-100%	—	8,018	-100%
	Courtyard by Marriott Los Angeles	161	794	-80%	2,987	3,738	-20%

	Actual Portfolio (7)	$80,163	$83,903	-4%	$338,651	$349,681	-3%

*Footnotes on page 44

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre
Q4 and FY 2019/2018 Footnotes

(1)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
(2)

Hotel Adjusted EBITDAre is presented excluding any prior year property tax assessments and credits, net of any appeal fees. For the fourth quarter of 2019, total credits of $(0.1) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Centric Chicago Magnificent Mile. For the full year 2019, total net assessments of $0.2 million were received at the Embassy Suites Chicago, the Embassy Suites La Jolla, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Oceans Edge Resort & Marina and the Renaissance Los Angeles Airport. For the fourth quarter of 2018, a credit of $(0.3) million was received at the Renaissance Harborplace. For the full year 2018, total net credits of $(0.2) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Hyatt Regency Newport Beach, the Renaissance Harborplace and the Renaissance Washington DC.

(3)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(4)

Hotel Adjusted EBITDAre for the full year 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. For the full year 2018, Hotel Adjusted EBITDAre is impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(5)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.
(6)

Sold Hotels include the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, the two Houston hotels, sold in October 2018, the Marriott Tysons Corner, sold in December 2018 and the Courtyard by Marriott Los Angeles, sold in October 2019.

(7)

Actual Portfolio for both the fourth quarter and full year 2019 includes all 20 hotels owned by the Company as of December 31, 2019, plus results generated by the Courtyard by Marriott Los Angeles prior to its sale in October 2019. Actual Portfolio for the fourth quarter and full year 2018 includes all 21 hotels owned by the Company as of December  31, 2018, plus results generated by the Sold Hotels as applicable.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Margins
Q4 and FY 2019/2018

	Hotels sorted by number of rooms	For the Quarter Ended December 31,			For the Year Ended December 31,
		2019	2018		2019	2018
		Hotel Adjusted EBITDAre Margin (1)	Hotel Adjusted EBITDAre Margin (1)	Change in bps	Hotel Adjusted EBITDAre Margin (1)	Hotel Adjusted EBITDAre Margin (1)	Change in bps
1	Hilton San Diego Bayfront (2) (3)	25.7%	28.5%	(280) bps	30.8%	32.7%	(190) bps
2	Boston Park Plaza	29.4%	34.2%	(480) bps	31.2%	31.2%	⸺ bps
3	Hyatt Regency San Francisco (3)	26.3%	25.6%	70 bps	26.9%	26.9%	⸺ bps
4	Renaissance Washington DC	29.4%	26.9%	250 bps	28.6%	28.8%	(20) bps
5	Renaissance Orlando at SeaWorld ®	35.3%	33.3%	200 bps	34.5%	34.5%	⸺ bps
6	Renaissance Harborplace (3)	24.7%	25.0%	(30) bps	24.1%	25.5%	(140) bps
7	Wailea Beach Resort	39.4%	38.9%	50 bps	40.1%	39.5%	60 bps
8	Renaissance Los Angeles Airport (3)	23.6%	26.0%	(240) bps	23.5%	24.8%	(130) bps
9	JW Marriott New Orleans (3)	42.0%	43.2%	(120) bps	41.7%	36.7%	500 bps
10	Hilton Times Square	25.1%	27.7%	(260) bps	15.2%	19.7%	(450) bps
11	Hyatt Centric Chicago Magnificent Mile	12.4%	12.9%	(50) bps	15.5%	18.4%	(290) bps
12	Marriott Boston Long Wharf (3)	36.4%	39.3%	(290) bps	37.7%	34.6%	310 bps
13	Renaissance Long Beach	26.1%	30.2%	(410) bps	30.6%	32.0%	(140) bps
14	Embassy Suites Chicago	28.8%	28.0%	80 bps	29.0%	32.2%	(320) bps
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	26.6%	25.9%	70 bps	27.0%	29.8%	(280) bps
16	Renaissance Westchester	6.1%	13.0%	(690) bps	6.0%	11.8%	(580) bps
17	Embassy Suites La Jolla	35.7%	39.7%	(400) bps	40.3%	42.1%	(180) bps
18	Hilton New Orleans St. Charles	23.7%	33.1%	(940) bps	26.4%	34.9%	(850) bps
19	Marriott Portland	25.6%	37.1%	(1,150) bps	37.6%	41.2%	(360) bps
20	Oceans Edge Resort & Marina (3)	29.7%	25.2%	450 bps	31.0%	33.2%	(220) bps

	20 Hotel Comparable Portfolio (4)	29.4%	30.5%	(110) bps	30.4%	30.9%	(50) bps

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Margins
Q4 and FY 2019/2018 Footnotes

(1)

Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. For the fourth quarter of 2019, total credits of $(0.1) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Centric Chicago Magnificent Mile. For the full year 2019, total net assessments of $0.2 million were received at the Embassy Suites Chicago, the Embassy Suites La Jolla, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Oceans Edge Resort & Marina and the Renaissance Los Angeles Airport. For the fourth quarter of 2018, a credit of $(0.3) million was received at the Renaissance Harborplace. For the full year 2018, total net credits of $(0.2) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Hyatt Regency Newport Beach, the Renaissance Harborplace and the Renaissance Washington DC.

(2)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(3)

Hotel Adjusted EBITDAre Margins for the full year 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. For the full year 2018, Hotel Adjusted EBITDAre Margins are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(4)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Reconciliation Q4 2019

	Hotels sorted by number of rooms	For the Quarter Ended December 31, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3)	$34,249	$3,958	$(289)	$3,210	$1,908	$8,787	25.7%
2	Boston Park Plaza	25,458	2,958	—	4,516	—	7,474	29.4%
3	Hyatt Regency San Francisco	31,798	4,797	370	3,196	—	8,363	26.3%
4	Renaissance Washington DC	20,358	2,191	—	2,105	1,680	5,976	29.4%
5	Renaissance Orlando at SeaWorld ®	21,113	4,862	—	2,601	—	7,463	35.3%
6	Renaissance Harborplace	10,445	693	—	1,892	—	2,585	24.7%
7	Wailea Beach Resort	31,502	8,488	—	3,936	—	12,424	39.4%
8	Renaissance Los Angeles Airport	7,833	790	—	1,056	—	1,846	23.6%
9	JW Marriott New Orleans	10,680	1,996	2	1,599	885	4,482	42.0%
10	Hilton Times Square	15,583	108	57	2,536	1,205	3,906	25.1%
11	Hyatt Centric Chicago Magnificent Mile	7,836	(409)	(418)	1,449	351	973	12.4%
12	Marriott Boston Long Wharf	14,973	2,717	—	2,738	—	5,455	36.4%
13	Renaissance Long Beach	6,698	760	—	987	—	1,747	26.1%
14	Embassy Suites Chicago	6,682	1,184	(5)	744	—	1,923	28.8%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,322	789	(41)	670	—	1,418	26.6%
16	Renaissance Westchester	5,370	(552)	—	881	—	329	6.1%
17	Embassy Suites La Jolla	5,389	245	—	1,044	636	1,925	35.7%
18	Hilton New Orleans St. Charles	3,072	92	—	637	—	729	23.7%
19	Marriott Portland	2,980	358	—	404	—	762	25.6%
20	Oceans Edge Resort & Marina	4,826	628	—	807	—	1,435	29.7%

	20 Hotel Comparable Portfolio (4)	272,167	36,653	(324)	37,008	6,665	80,002	29.4%

	Add: Sold Hotels (5)
	Courtyard by Marriott Los Angeles	763	146	(55)	—	70	161	21.1%

	Actual Portfolio (6)	$272,930	$36,799	$(379)	$37,008	$6,735	$80,163	29.4%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Reconciliation Q4 2018

	Hotels sorted by number of rooms	For the Quarter Ended December 31, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3)	$35,523	$5,680	$(289)	$2,564	$2,180	$10,135	28.5%
2	Boston Park Plaza	27,541	4,969	—	4,439	—	9,408	34.2%
3	Hyatt Regency San Francisco	29,658	4,457	—	3,129	—	7,586	25.6%
4	Renaissance Washington DC	19,783	1,145	—	2,459	1,724	5,328	26.9%
5	Renaissance Orlando at SeaWorld ®	17,992	3,851	—	2,144	—	5,995	33.3%
6	Renaissance Harborplace	9,635	1,245	(320)	1,480	—	2,405	25.0%
7	Wailea Beach Resort	25,851	6,201	—	3,855	—	10,056	38.9%
8	Renaissance Los Angeles Airport	7,888	1,001	—	1,047	—	2,048	26.0%
9	JW Marriott New Orleans	10,599	2,113	2	1,557	904	4,576	43.2%
10	Hilton Times Square	16,267	674	65	2,556	1,212	4,507	27.7%
11	Hyatt Centric Chicago Magnificent Mile	7,943	(417)	(354)	1,438	354	1,021	12.9%
12	Marriott Boston Long Wharf	14,720	3,118	—	2,667	—	5,785	39.3%
13	Renaissance Long Beach	6,969	1,182	—	925	—	2,107	30.2%
14	Embassy Suites Chicago	6,510	1,085	—	736	—	1,821	28.0%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,231	709	—	647	—	1,356	25.9%
16	Renaissance Westchester	6,014	(102)	—	884	—	782	13.0%
17	Embassy Suites La Jolla	6,087	744	—	1,024	649	2,417	39.7%
18	Hilton New Orleans St. Charles	3,495	521	29	606	—	1,156	33.1%
19	Marriott Portland	3,725	983	—	398	—	1,381	37.1%
20	Oceans Edge Resort & Marina	5,017	5,443	(4,959)	780	—	1,264	25.2%

	20 Hotel Comparable Portfolio (4)	266,448	44,602	(5,826)	35,335	7,023	81,134	30.5%

	Add: Sold Hotels (5)
	Hilton North Houston	473	(82)	—	—	—	(82)	-17.3%
	Marriott Houston	423	68	—	—	—	68	16.1%
	Marriott Tysons Corner	5,605	1,557	—	432	—	1,989	35.5%
	Courtyard by Marriott Los Angeles	2,916	488	(239)	253	292	794	27.2%

	Actual Portfolio (6)	$275,865	$46,633	$(6,065)	$36,020	$7,315	$83,903	30.4%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Reconciliation
Q4 2019/2018 Footnotes

(1)

Other Adjustments for the fourth quarter of 2019 include: a total of $(0.2) million in amortization of operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.4) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.4 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $(0.1) million in prior year property tax credits at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Centric Chicago Magnificent Mile.

(2)

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. For the fourth quarter of 2019, total credits of $(0.1) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile and the Hyatt Centric Chicago Magnificent Mile. For the fourth quarter of 2018 a credit of $(0.3) million was received at the Renaissance Harborplace.

(3)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(4)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.
(5)

Sold Hotels for both the fourth quarters of 2019 and 2018 include results for the Courtyard by Marriott Los Angeles, sold in October 2019.  Sold Hotels for the fourth quarter of 2018 also include results for the two Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018.

(6)

Actual Portfolio for the fourth quarter of 2019 includes all 20 hotels owned by the Company as of December 31, 2019, plus results generated by the Courtyard by Marriott Los Angeles prior to  its sale in October 2019. Actual Portfolio for the fourth quarter of 2018 includes all 21 hotels owned by the Company as of December 31, 2018, plus results generated by the two Houston hotels and the Marriott Tysons Corner prior to their sales in October 2018 and December 2018, respectively.

(7)

Other Adjustments for the fourth quarter of 2018 include: a total of $(0.2) million in amortization of operating lease right-of-use assets and liabilities at the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); a total of $(0.6) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile (added to conform to the current year's reporting); $(5.0) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; a $(0.3) million prior year property tax credit at the Renaissance Harborplace; and $29,000 in management transition costs at the Hilton New Orleans St. Charles.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Reconciliation FY 2019

	Hotels sorted by number of rooms	For the Year Ended December 31, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3) (4)	$152,719	$28,149	$(1,158)	$11,500	$8,505	$46,996	30.8%
2	Boston Park Plaza	105,052	14,887	—	17,916	—	32,803	31.2%
4	Hyatt Regency San Francisco (4)	121,322	18,705	1,383	12,559	—	32,647	26.9%
3	Renaissance Washington DC	84,784	8,081	—	9,400	6,786	24,267	28.6%
5	Renaissance Orlando at SeaWorld ®	83,699	18,525	—	10,333	—	28,858	34.5%
6	Renaissance Harborplace (4)	41,159	3,206	—	6,719	—	9,925	24.1%
7	Wailea Beach Resort	123,311	33,797	—	15,643	—	49,440	40.1%
8	Renaissance Los Angeles Airport	32,081	3,331	(9)	4,205	—	7,527	23.5%
9	JW Marriott New Orleans	41,877	7,511	1	6,413	3,540	17,465	41.7%
10	Hilton Times Square	52,026	(7,284)	239	10,157	4,799	7,911	15.2%
11	Hyatt Centric Chicago Magnificent Mile	32,749	(369)	(1,730)	5,786	1,402	5,089	15.5%
12	Marriott Boston Long Wharf	61,638	12,357	—	10,868	—	23,225	37.7%
13	Renaissance Long Beach	29,280	5,099	—	3,874	—	8,973	30.6%
14	Embassy Suites Chicago	26,293	4,486	157	2,984	—	7,627	29.0%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	20,760	2,742	217	2,637	—	5,596	27.0%
16	Renaissance Westchester	20,735	(2,288)	—	3,541	—	1,253	6.0%
17	Embassy Suites La Jolla	25,172	3,485	(21)	4,144	2,544	10,152	40.3%
18	Hilton New Orleans St. Charles	13,140	934	—	2,529	—	3,463	26.4%
19	Marriott Portland	15,628	4,266	—	1,605	—	5,871	37.6%
20	Oceans Edge Resort & Marina (4)	21,228	3,230	189	3,157	—	6,576	31.0%

	20 Hotel Comparable Portfolio (5)	1,104,653	162,850	(732)	145,970	27,576	335,664	30.4%

	Add: Sold Hotels (6)
	Courtyard by Marriott Los Angeles	10,422	2,044	(772)	760	955	2,987	28.7%

	Actual Portfolio (7)	$1,115,075	$164,894	$(1,504)	$146,730	$28,531	$338,651	30.4%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Reconciliation FY 2018

	Hotels sorted by number of rooms	For the Year Ended December 31, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3)	$157,179	$34,422	$(1,158)	$10,225	$7,928	$51,417	32.7%
2	Boston Park Plaza	100,504	13,379	—	17,994	—	31,373	31.2%
4	Hyatt Regency San Francisco (9)	116,383	19,108	—	12,205	—	31,313	26.9%
3	Renaissance Washington DC	83,735	7,634	(287)	9,800	6,957	24,104	28.8%
5	Renaissance Orlando at SeaWorld ®	78,656	18,795	(263)	8,637	—	27,169	34.5%
6	Renaissance Harborplace	42,482	5,422	(447)	5,843	—	10,818	25.5%
7	Wailea Beach Resort	106,010	26,159	(47)	15,800	—	41,912	39.5%
8	Renaissance Los Angeles Airport (9)	32,054	4,162	(26)	3,799	—	7,935	24.8%
9	JW Marriott New Orleans (9)	35,953	5,217	(242)	4,590	3,617	13,182	36.7%
10	Hilton Times Square	54,210	(4,615)	265	10,209	4,826	10,685	19.7%
11	Hyatt Centric Chicago Magnificent Mile	34,213	406	(1,390)	5,861	1,405	6,282	18.4%
12	Marriott Boston Long Wharf (9)	53,592	8,611	(60)	10,012	—	18,563	34.6%
13	Renaissance Long Beach	28,627	5,715	(64)	3,511	—	9,162	32.0%
14	Embassy Suites Chicago	27,852	5,954	41	2,963	—	8,958	32.2%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	22,630	3,813	62	2,867	—	6,742	29.8%
16	Renaissance Westchester	22,887	(838)	(54)	3,587	—	2,695	11.8%
17	Embassy Suites La Jolla	25,727	4,133	—	4,095	2,596	10,824	42.1%
18	Hilton New Orleans St. Charles	13,976	2,444	29	2,405	—	4,878	34.9%
19	Marriott Portland	16,333	5,149	(17)	1,595	—	6,727	41.2%
20	Oceans Edge Resort & Marina	20,558	9,443	(5,666)	3,038	—	6,815	33.2%

	20 Hotel Comparable Portfolio (5)	1,073,561	174,513	(9,324)	139,036	27,329	331,554	30.9%

	Add: Sold Hotels (6)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach	20,372	3,319	(5)	1,773	—	5,087	25.0%
	Hilton North Houston	13,192	370	2	691	—	1,063	8.1%
	Marriott Houston	9,219	356	(23)	831	—	1,164	12.6%
	Marriott Tysons Corner	23,679	5,608	(32)	2,442	—	8,018	33.9%
	Courtyard by Marriott Los Angeles	12,562	2,480	(956)	1,053	1,161	3,738	29.8%

	Actual Portfolio (7)	$1,153,188	$185,703	$(10,338)	$145,826	$28,490	$349,681	30.3%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information February 18, 2020

Property-Level Adjusted EBITDAre Reconciliation

FY 2019/2018 Footnotes

(1)

Other Adjustments for 2019 include: a total of $(0.9) million in amortization of operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(2.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $1.4 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.2 million in prior year property tax net assessments at the Embassy Suites Chicago, the Embassy Suites La Jolla, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Oceans Edge Resort & Marina and the Renaissance Los Angeles Airport.

(2)

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. For 2019, total net assessments of $0.2 million were received at the Embassy Suites Chicago, the Embassy Suites La Jolla, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Oceans Edge Resort & Marina and the Renaissance Los Angeles Airport. For 2018, total net credits of $(0.2) million were received at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Hyatt Regency Newport Beach, the Renaissance Harborplace and the Renaissance Washington DC.

(3)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(4)	Hotel Adjusted EBITDAre for 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.
(5)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2019.
(6)

Sold Hotels for both 2019 and 2018 include results for the Courtyard by Marriott Los Angeles, sold in October 2019. Sold Hotels for 2018 also include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018.

(7)

Actual Portfolio for 2019 includes all 20 hotels owned by the Company as of December 31, 2019, plus results generated by the Courtyard by Marriott Los Angeles prior to its sale in October 2019.  Actual Portfolio for 2018 includes all 21 hotels owned by the Company as of December 31, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018.

(8)

Other Adjustments for 2018 include: a total of $(1.0) million in amortization of operating lease right-of-use assets and liabilities at the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); a total of $(2.4) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile (added to conform to the current year's reporting); a total of $(0.2) million in prior year property tax net credits at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Hyatt Regency Newport Beach, the Renaissance Harborplace and the Renaissance Washington DC; a total of $(1.1) million in hospitality procurement supply rebates received at our Marriott-branded hotels; $(5.8) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; a total of $0.1 million in hurricane-related uninsured losses at the two Houston hotels and the Oceans Edge Resort & Marina; and $29,000 in management company transition costs at the Hilton New Orleans St. Charles.

(9)

Hotel Adjusted EBITDAre for 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52